Exhibit 99.2

January 23, 2025
NOTICE OF REDEMPTION OF ALL OUTSTANDING PUBLIC WARRANTS (CUSIP 39854F119) AND PRIVATE PLACEMENT WARRANTS
Dear Warrant Holder:
Grindr Inc. (f/k/a Tiga Acquisition Corp.) (the “Company”) hereby gives notice that it is redeeming, at 5:00 p.m. New York City time on February 24, 2025 (the “Redemption Date”), in each case for a redemption price of $0.10 per Warrant (as defined below), all of its outstanding Warrants that were issued under that certain Warrant Agreement, dated as of November 23, 2020, as amended by that certain First Amendment to Warrant Agreement, dated as of November 17, 2022 (as amended, the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”).
The Warrants consist of (i) 18,560,000 warrants (the “Private Placement Warrants”) issued pursuant to that certain Private Placement Warrants Purchase Agreement, dated as of November 23, 2020, by and between the Company and Tiga Sponsor LLC (the “Sponsor”), (ii) 2,500,000 forward purchase warrants and 2,500,000 backstop warrants (collectively, the “Forward Purchase Warrants”) issued pursuant to that certain Amended and Restated Forward Purchase Agreement, dated May 9, 2022, by and between the Company and Sponsor, and (iii) 13,799,825 warrants (together with the Private Placement Warrants and the Forward Purchase Warrants, the “Warrants”), issued as part of the units in the initial public offering of the Company’s equity securities The Warrants are exercisable for shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”).
Continental Stock Transfer & Trust Company acts as warrant agent with respect to the Warrants.
Under the terms of the Warrant Agreement, the Company is entitled to redeem all, but not less than all, of the outstanding Warrants (including the Private Placement Warrants in accordance with clause (ii) of Section 6.1.2 of the Warrant Agreement) at a redemption price of $0.10 per Warrant if the last reported sales price per share of Common Stock for any twenty trading days within the thirty-day trading period ending on the third trading day prior to the date on which a notice of redemption is given (the “Reference Value”) equals or exceeds $10.00 per share and the Reference Value is less than $18.00 per share. At the direction of the Company, the Warrant Agent is delivering this notice of redemption (this “Notice of Redemption”) to each of the registered holders of the outstanding Warrants.
The Warrants may be exercised by the holders thereof until 5:00 p.m. New York City time on the Redemption Date to purchase fully paid and non-assessable shares of Common Stock underlying such Warrants. At any time after this Notice of Redemption has been delivered and prior to 5:00 p.m. New York City time on the Redemption Date, Warrant holders exercising warrants in connection with the redemption may elect to (i) exercise their Warrants for cash, at an exercise price of $11.50 per share of Common Stock (the “Cash Exercise Price”) or (ii) exercise their Warrants on a “cashless basis” in accordance with subsection 6.1.2 of the Warrant Agreement, in which case the holder will receive a number of shares of Common Stock to be determined in accordance with the terms of the Warrant Agreement and based on the Redemption Date and the volume weighted average price (the “Redemption Fair Market Value”) of the Common Stock during the ten trading days immediately following the date on which this Notice of Redemption is sent to registered holders of Warrants. The Company will provide holders the Redemption Fair Market Value no later than one business day after such ten-trading day period ends. In no event will the number of shares of Common Stock issued in connection with an exercise on a cashless basis in accordance with subsection 6.1.2 of the Warrant Agreement exceed 0.361 shares of Common Stock per Warrant. If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a share of Common Stock, the number of shares of Common Stock the holder will be entitled to receive will be rounded down to the nearest whole number of shares of Common Stock.
The Warrants and Common Stock are listed on the New York Stock Exchange (the “NYSE”) under the symbols “GRND.WS” and “GRND,” respectively. We understand from the NYSE that February 21, 2025, the trading day prior to the Redemption Date, will be the last day on which the Warrants will be traded on the NYSE.
The CUSIP number appearing herein has been included solely for the convenience of the holders of the Warrants. No representation is made as to the correctness or accuracy of the CUSIP number either as printed on the Warrants or as contained in this Notice of Redemption. Any redemption of the Warrants shall not be affected by any defect in or omission of such identification number.

TERMS OF REDEMPTION; CESSATION OF RIGHTS
The rights of the Warrant holders to exercise their Warrants will terminate immediately prior to 5:00 p.m. New York City time on the Redemption Date. Any Warrants that remain unexercised at 5:00 p.m. New York City time on the Redemption Date will be void and no longer exercisable and their holders will have no rights with respect to those Warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Warrants in “street name.” We encourage you to consult with your broker, financial advisor, and/or tax advisor to consider whether or not to exercise your Warrants.
The Company is exercising this right to redeem the Warrants pursuant to Section 6.1.2 of the Warrant Agreement. Pursuant to such provision, the Company has the right to redeem all, but not less than all, of the outstanding Warrants if the Reference Value equals or exceeds $10.00 per share, and if the Reference Value is less than $18.00 per share, the Private Placement Warrants are also concurrently called for redemption on the same terms as the outstanding Warrants.
The last sales price of the Common Stock has equaled or exceeded $10.00 per share and was less than $18.00 per share on each of twenty trading days within the thirty-day trading period ending on January 17, 2025 (the third trading day prior to the date of this Notice of Redemption).
EXERCISE PROCEDURE
Warrant holders have until 5:00 p.m. New York City time on the Redemption Date to exercise their Warrants to purchase Common Stock. Payment upon exercise of the Warrants in connection with the redemption may be made either (i) in cash, at the Cash Exercise Price, or (ii) on a “cashless basis” in accordance with subsection 6.1.2 of the Warrant Agreement, in which case the holder will receive a number of shares of Common Stock to be determined in accordance with the terms of the Warrant Agreement and based on the Redemption Date and the Redemption Fair Market Value. The Company will notify holders as to the Redemption Fair Market Value no later than one business day after the relevant ten-trading day period ends. In no event will the number of shares of Common Stock issued in connection with an exercise on a cashless basis in accordance with subsection 6.1.2 of the Warrant Agreement exceed 0.361 shares of Common Stock per Warrant. If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a share of Common Stock, the number of shares of Common Stock the holder will be entitled to receive will be rounded down to the nearest whole number of shares of Common Stock.
Holders who hold their Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Warrants. The act of exercising is VOLUNTARY, meaning holders must instruct their brokers to submit their Warrants for exercise.
Persons who are holders of record of their Warrants may exercise their Warrants in connection with the redemption by sending (i) a properly completed and executed “Election to Purchase” (the form of which is attached hereto as Annex A) to the Warrant Agent’s address set forth below, indicating, among other things, the number of Warrants being exercised and whether such Warrants are being exercised for cash or on a cashless basis; and (ii) if exercised for cash, payment in full of the Cash Exercise Price (and any and all applicable taxes) via wire transfer or other method of payment permitted by the Warrant Agreement.
Wire instructions will be provided to the Depository Trust Company and will otherwise be provided upon request. Payment of the Cash Exercise Price may be made by wire transfer of immediately available funds or in certified check or bank draft payable to the Warrant Agent. If you wish to request information on how to wire funds to the Warrant Agent, please contact the Warrant Agent via email at compliance@continentalstock.com.
The properly completed and executed Election to Purchase and, if the applicable Warrants are exercised for cash, payment in full of the Cash Exercise Price must be received by the Warrant Agent prior to 5:00 p.m. New York City time on the Redemption Date. Subject to the following paragraph, any failure to deliver a properly completed and executed Election to Purchase or, if the applicable Warrants are exercised for cash, the payment in full of the Cash Exercise Price before such time will result in such holder’s Warrants being redeemed and not exercised.
WARRANTS HELD IN STREET NAME
For Warrant holders who hold their Warrants in “street name,” provided that a Notice of Guaranteed Delivery is received by the Warrant Agent by 5:00 p.m. New York City Time on the Redemption Date, broker-dealers shall have two business days from the Redemption Date, or 5:00 p.m. New York City Time on February 26, 2025, to deliver the Public Warrants to the Warrant Agent. Any such Public Warrants received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed will be deemed to have been delivered for redemption (at $0.10 per Warrant), and not for exercise.
PROSPECTUS
A prospectus (and the supplements thereto) covering the Common Stock issuable upon the exercise of the Warrants is included in a registration statement filed with, and declared effective by, the Securities and Exchange Commission (Registration No. 333-276210) (the “SEC”). The SEC also maintains an Internet website that contains a copy of the prospectus (and the supplements thereto) included in the registration statement. The address of this site is www.sec.gov. Alternatively, to obtain a copy of the prospectus (and the supplements thereto), please visit our website at https://investors.grindr.com/overview/default.aspx.
REDEMPTION PROCEDURE
Payment of the Redemption Price will be made by the Company after 5:00 p.m. New York City time on the Redemption Date. Those who hold their shares in “street name” should contact their broker to determine their broker’s procedure for redeeming their Warrants.
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Any holder of Warrants receiving a Notice of Redemption should consult with such holder’s own financial adviser, tax adviser and/or legal adviser to the extent such holder has any questions relating to its specific circumstances.

Any questions you may have about redemption and exercising your Warrants or the procedures thereof may be directed to the Company’s Warrant Agent, Continental Stock Transfer & Trust Company, at:
Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, NY 10004-1574
Attention: Compliance Department
Telephone: 800-509-5586
Email: compliance@continentalstock.com

Sincerely,

By:	/s/ George Arison
Name: George Arison
Title: Chief Executive Officer

Annex A
ELECTION TO PURCHASE
(To Be Executed Upon Exercise of Warrant)
The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive the number of shares of common stock of Grindr Inc. (the “Company”), $0.0001 par value per share (the “Common Stock”), as set forth below in accordance with the terms of that certain Warrant Agreement, dated as of November 23, 2020, as amended by that certain First Amendment to Warrant Agreement, dated as of November 17, 2022 (as amended, the “Warrant Agreement”), by and between the Company (f/k/a Tiga Acquisition Corp.) and Continental Stock Transfer & Trust Company (the “Warrant Agent”), as warrant agent, and herewith tenders payment for such Common Stock in accordance with the terms of the Warrant Agreement, pursuant to (choose one of the following):
☐ Cash Exercise. Section 3.3.1(a) of the Warrant Agreement: in lawful money of the United States, in good certified check or good bank draft payable to the order of the Warrant Agent in the amount calculated as follows:

(a)	______________________	The number of shares of Common Stock underlying the Warrants the undersigned is exercising pursuant to Section 3.3.1(a) of the Warrant Agreement.
(b)	$______________________	The aggregate Exercise Price representing the product of the number of Common Stock underlying the Warrants ((a) above) multiplied by the $11.50 per share Exercise Price.
☐ Cashless Exercise. Section 3.3.1(b)(i) or Section 3.3.1(c) of the Warrant Agreement, as applicable: as a “Make-Whole Exercise” on a “cashless basis” calculated as follows; provided that the undersigned understands and acknowledges that this method of exercise will not be available if at any point between the date of the Notice of Redemption and the Redemption Date the registration statement covering the issuance of the Common Stock issuable upon the exercise of the Warrants ceases to be effective or the prospectus relating to such shares of Common Stock ceases to be available:

(a)	______________________	The number of shares of Common Stock underlying the Warrants the undersigned is exercising pursuant to Section 3.3.1(b)(i) or 3.3.1(c) of the Warrant Agreement.
(b)	Between 30-33 months	The number of months from the Redemption Date to the expiration date of the Warrants.
(c)	$_____________________	The Redemption Fair Market Value, which is the volume weighted average price of the Common Stock during the ten trading days immediately following the date on which the Notice of Redemption was sent to registered holders of the Warrants, and therefore is not calculable as of this date. The Company will provide Warrant holders with the Redemption Fair Market Value no later than one business day after the ten trading day period described above
(d)	______________________	The ratio obtained using the values in (b) and (c) above by reference to the table in Section 6.1.2 of the Warrant Agreement. This ratio will be provided when the Company provides the Redemption Fair Market Value.
(e)	______________________	The number of shares of Common Stock issued on exercise of the Warrants pursuant to Section 3.3.1(b)(i) or 3.3.1(c) of the Warrant Agreement (i.e., (d) multiplied by (a) in this table).
Terms used but not defined herein shall have the respective meanings given to them in the Warrant Agreement.

The undersigned requests that a certificate for such shares of Common Stock be registered in the name of:

(Please Type or Print Name)
(Social Security or Tax Identification Number)

whose address is and that such shares of Common Stock be delivered to
(Please Type or Print Address)
If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of:

(Please Type or Print Name)
(Social Security or Tax Identification Number)

whose address is and that such Warrant Certificate be delivered to
(Please Type or Print Address)

whose address is
(Please Type or Print Address)

Dated:	(Signature)
(Address)
(Tax Identification Number)
Guaranteed: _____________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED).